UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2005

STERLING GROUP VENTURES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-97187	72-1535634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

900 -789 WEST PENDER STREET,
VANCOUVER, B.C., CANADA	V6C 1H2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 893-8891

n/a
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 – Other Events

ITEM 8.01. OTHER EVENTS

On June 19, 2005, Sterling Group Ventures, Inc. (“STERLING ”), signed a Cooperative Agreement (the “Agreement”) with Jianzhong Chemicals Corporation (“JIANZHONG”) for the possible development of the Lithium Metal and Lithium Salt Projects of Jianzhong Lithium and Calcium Corporation of JIANZHONG.

Under the terms of the Agreement, STERLING and JIANZHONG have agreed to set up two Joint Venture companies, one for lithium metal production and the other for lithium salt production.

It is intended that the final terms of the Agreement will be decided upon further negotiations between the parties to the Agreement and will be subject to a formal contract to be signed by both parties.

STERLING expects to pay a finder’s fee if the transaction is completed.

Section 9 – Financial Statements and Exhibits

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.Description

10.5	Cooperative Agreement for Lithium Metal and Lithium Salt Projects with Jianzhong Chemicals Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING GROUP VENTURES, INC.

/s/ Raoul Tsakok
 Raoul Tsakok
Chairman & CEO

June 24, 2005